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                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Statement of Additional Information constituting part of this Registration Statement on Form N-4 for Variable Separate Account (Portion Relating to the PATHWAY Variable Annuity) of Anchor National Life Insurance Company of our report dated November 19, 1999 and November 9, 1998, relating to the financial statements of Anchor National Life Insurance Company, and the use of our report dated
March 3, 2000, relating to the financial statements of Variable Separate Account (Portion Relating to the PATHWAY Variable Annuity), which appear in such Statement of Additional Information. We also consent to the incorporation by reference of our report dated November 9, 1998, relating to the financial statements of Anchor National Life Insurance Company, into the Prospectus which constitutes part of this Registration Statement. We also consent to the reference to us under the heading "Financial Statements" in such Statement of Additional Information.




PricewaterhouseCoopers LLP
Los Angeles, California
March 24, 2000